EXHIBIT 10.2

                              ASSIGNMENT OF PATENT


         This Assignment of Patent (the "Assignment") is made as of this 28th day of June, 2011 by and between Solar3D, Inc., a Delaware corporation (the "Assignor"), and Wideband Detection Technologies, Inc., a Florida corporation with a principal place of business located at 6500 Hollister Avenue, Suite 130, Goleta, California 93117 (the "Assignee").

                                 R E C I T A L S

         WHEREAS, Assignor warrants and represents that it is the owner of the entire right, title, and interest in and to the patent number 7,184,423 (the "Patent"), as set forth in Schedule A hereto.

         WHEREAS, Assignor has agreed to assign to Assignee the Assignor's entire right, title, and interest in and to the Patent.

         NOW THEREFORE, for a one time consideration of the assumption of significant liabilities of Assignor by the Assignee pursuant to that certain Assignment of Intangible Assets and Assumption of Liabilities by and between the Assignor and the Assignee, dated of even date herewith, receipt of which is hereby acknowledged, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the Assignor and the Assignee, Assignor hereby assigns to Assignee all of Assignor's right, title, and interest in and to the Patent together with all the goodwill of the business appurtenant thereto, and with the right to sue for all past infringements thereof, and Assignor agrees to execute and deliver upon the request of Assignee all documents and instruments necessary or appropriate to evidence or record the transfer and assignment made hereunder in the proper offices.

         The responsibility for prosecuting and maintaining the Patent and additional claims, if and when granted, is hereby assumed by Assignee upon the date first above written.

         The forms required by the patent offices for registering the Assignee as the new owner of the Patent will be prepared by the Assignor upon the request, and at the expense, of the Assignee.

         IN WITNESS WHEREOF, the parties have caused this Assignment to be executed by their officers duly authorized, as of the day and year first above written.


ASSIGNOR:                              SOLAR3D, INC.


                                       _________________________________________
                                       James B. Nelson, Chief Executive Officer



ASSIGNEE:                              WIDEBAND DETECTION TECHNOLOGIES, INC.


                                       By:
                                       _________________________________________
                                            Roland F. Bryan, President

[ATTACH NOTARY]